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                                                                    Exhibit 99.1



                           CERTIFICATE OF DESIGNATIONS

                                       OF

                RIGHTS, PREFERENCES, PRIVILEGES AND RESTRICTIONS

                     OF SERIES A CONVERTIBLE PREFERRED STOCK

                                       OF

                               VESTIN GROUP, INC.
                             A DELAWARE CORPORATION

Michael V. Shustek certifies that:

A. He is the duly elected and acting Chief Executive Officer of Vestin Group, Inc., a Delaware corporation (the "Corporation").

B. Pursuant to the authority given by the Corporation's Certificate of Incorporation, as amended (the "Certificate of Incorporation"), the Board of Directors of the Corporation has duly authorized the following recitals and resolutions designating the rights, preferences, privileges and restrictions of the Series A Convertible Preferred Stock:

        WHEREAS, the Certificate of Incorporation of the Corporation provides for a class of shares known as Preferred Stock, consisting of Twenty Million (20,000,000) shares of Preferred Stock having a par value of $.0001 per share, issuable from time to time in one or more series; and

        WHEREAS, within the limits and restrictions imposed by the Certificate of Incorporation of the Corporation and by any resolution or resolutions previously adopted by the Board of Directors of the Corporation, the Board of Directors of the Corporation is authorized to issue any wholly unissued series of Preferred Stock, within the limitations and restrictions stated in the Certificate of Incorporation, to fix or alter the dividend rights, dividend rate, conversion rights, voting rights, rights and terms of redemption (including sinking fund provisions), the redemption price or prices, and the liquidation preferences of any wholly unissued series of Preferred Stock, and the number of shares constituting any such series and the designation thereof, or any of them;

        WHEREAS, the Corporation has not issued any shares of Preferred Stock;

        WHEREAS, it is considered to be in the best interests of the Corporation to designate One Million Two Hundred Fifty Thousand (1,250,000) shares of the Preferred Stock as Series A Convertible Preferred Stock (the "Series A Preferred"), and to determine and fix the rights, preferences, privileges and restrictions relating to, the Series A Preferred;



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        NOW, THEREFORE, IT IS RESOLVED, that the designation and the number of shares constituting and the rights, preferences, privileges and restrictions relating to, the Series A Preferred are hereby fixed and determined as follows:

        SECTION 1. Dividend Provisions. The holders of the Series A Preferred shall be entitled to receive, when, as and if declared by the Board of Directors, out of any funds legally available therefor, dividends equal to ten percent (10%) of the Original Issue Price per annum, as defined in Section 2(a) below, prior and in preference to any declaration or payment of any dividends on the Common Stock. Dividends on the Series A Preferred may be paid in cash or in Common Stock and shall not be cumulative.

        SECTION 2. Conversion. The holders of the Series A Preferred shall have conversion rights as follows (the "Conversion Rights"):

               (a) Optional Conversion of the Series A Preferred. Each share of Series A Preferred shall be convertible, at the option of the holder thereof, at any time after the date of issuance of such share, at the office of the Corporation or any transfer agent for the Series A Preferred, into such number of fully paid and nonassessable shares of Common Stock, as is determined by dividing Ten Dollars ($10.00) (the "Original Issue Price") by the Conversion Price (the "Conversion Ratio"), determined as hereinafter provided, in effect at the time of conversion. The Conversion Price shall initially be Six Dollars and 08/100 ($6.08) per share of Common Stock (the "Conversion Price") and shall be subject to adjustment as hereinafter provided. All references to the Conversion Price herein shall mean the Conversion Price as so adjusted. The Conversion Rights shall expire and be terminated at the close of business on the tenth
(10th) day following the postmarked date of the Redemption Notice, as defined in
Section 4(a)(ii), below.

               (b) Mechanics of Conversion. No fractional shares of Common shall be issued upon conversion of the Series A Preferred and the number of shares of Common Stock to be issued upon conversion shall be rounded to the nearest whole share. Before any holder of Series A Preferred shall be entitled to convert the same into shares of Common Stock, he shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Corporation or of any transfer agent for the Series A Preferred and shall give written notice to the Corporation at such office that he elects to convert the same. The Corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder of Series A Preferred, a certificate or certificates for the number of shares of Common Stock to which he shall be entitled as aforesaid. In addition, if less than all of the shares represented by such certificates are surrendered for conversion pursuant to Section 2(a), the Corporation shall issue and deliver to such holder a new certificate for the balance of the shares of Series A Preferred not so converted. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of the surrender of the certificate for the shares of Series A Preferred to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on such date.



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               (c) Adjustment to Conversion Price of Series A Preferred for
Diluting Issues.

                      (i) Special Definitions. For purposes of this Section 2(c), the following definitions shall apply:

                             (1) "Options" shall mean rights, options or
warrants to subscribe for, purchase or otherwise acquire either Additional Shares of Common Stock or Convertible Securities.

                             (2) "Original Issue Date" shall mean November 29,
2001.

                             (3) "Convertible Securities" shall mean any
evidences of indebtedness, shares (other than Common Stock or Series A Preferred) or other securities convertible into or exchangeable for Additional Shares of Common Stock.

                             (4) "Additional Shares of Common Stock" shall mean
all shares of Common Stock issued (or, pursuant to Section 2(c)(iii), deemed to be issued) by the Corporation after the Original Issue Date, other than shares of Common Stock issued or deemed to be issued:

                                    (A) upon conversion of shares of Series A
Preferred;

                                    (B) to officers, directors or employees of,
or consultants to, the Corporation pursuant to a stock grant, stock option plan, stock purchase plan or other stock incentive agreement (collectively, the "Plans") approved by the Board of Directors (net of repurchases of such shares by the Corporation approved by the Board of Directors and net of shares which become available for issuance as a result of the lapse without exercise of Options);

                                    (C) to banks, lenders and equipment lessors
in connection with debt financings or equipment leases;

                                    (D) as a dividend or distribution on Series
A Preferred;

                                    (E) upon exercise or conversion of
outstanding options or warrants, respectively;

                                    (F) by way of dividend or other distribution
on shares of Common Stock excluded from the definition of Additional Shares of Common Stock by the foregoing clauses (A), (B), (C), (D), (E) or this clause (F) or on shares of Common Stock so excluded; or

                                    (G) for which adjustment to the Conversion
Price is made pursuant to Section 2(c)(iv).

                      (ii) No Adjustment of Conversion Price. No adjustment in the Conversion Price of a particular share of Series A Preferred shall be made in respect of the issuance of Additional Shares of Common Stock unless the consideration per share (determined pursuant to Section 2(c)(v)) for an Additional Share of Common Stock issued or deemed to be



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issued by the Corporation is less than the Conversion Price in effect on the date of, and immediately prior to, such issuance, for such share of Series A Preferred.

                      (iii) Deemed Issue of Additional Shares of Common Stock - Options and Convertible Securities. In the event the Corporation at any time or from time to time after the Original Issue Date shall issue any Options or Convertible Securities or shall fix a record date for the determination of holders of any class of securities entitled to receive any such Options or Convertible Securities, then the maximum number of shares (as set forth in the instrument relating thereto without regard to any provisions contained therein for a subsequent adjustment of such number) of Common Stock issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue or, in case such a record date shall have been fixed, as of the close of business on such record date, provided that Additional Shares of Common Stock shall not be deemed to have been issued unless the consideration per share (determined pursuant to Section 2(c)(v) hereof) of such Additional Shares of Common Stock would be less than the Conversion Price in effect on the date of and immediately prior to such issue, or such record date, as the case may be, and provided further that in any such case in which Additional Shares of Common Stock are deemed to be issued:

                                    (A) no further adjustment in the Conversion
Price shall be made upon the subsequent issue of Convertible Securities or shares of Common Stock upon the exercise of such Options or conversion or exchange of such Convertible Securities;

                                    (B) if such Options or Convertible
Securities by their terms provide, with the passage of time or otherwise, for any increase or decrease in the consideration payable to the Corporation, or increase or decrease in the number of shares of Common Stock issuable, upon the exercise, conversion or exchange thereof, the Conversion Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease; provided, however, that no such adjustment of the Conversion Price shall affect Common Stock previously issued upon conversion of the Series A Preferred;

                                    (C) if any such Options or Convertible
Securities shall expire without having been exercised or converted, the Conversion Price as adjusted upon the issuance of such Options or Convertible Securities (or upon the occurrence of a record date with respect thereto) and any subsequent adjustments based thereon shall be readjusted to the Conversion Price which would have been in effect had an adjustment been made on the basis that the only Additional Shares of Common Stock so issued were the Additional Shares of Common Stock, if any, actually issued or sold on the exercise of such Options or the conversion of such Convertible Securities, and such Additional Shares of Common Stock, if any, were issued or sold for the consideration actually received by the Corporation upon such exercise, plus the consideration, if any, actually received by the Corporation for the granting of all such Options, whether or not exercised, plus the consideration received for issuing or selling the Convertible Securities actually converted plus the consideration, if any, actually received by the Corporation



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(other than by cancellation of liabilities or obligations evidenced by such
Convertible Securities) on the conversion of such Convertible Securities; and

                                    (D) no readjustment pursuant to clauses (B)
or (C) above shall have the effect of increasing the Conversion Price to an amount which exceeds the lower of (i) the Conversion Price on the original adjustment date (immediately prior to the adjustment), or (ii) the Conversion Price that results from any actual issuance of Additional Shares of Common Stock between the original adjustment date and such readjustment date.

                      (iv) Adjustment of Conversion Price of Series A Preferred Upon Issuance of Additional Shares of Common Stock. In the event this Corporation shall issue Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to Section 2(c)(iii)), without consideration or of a consideration per share less than the Conversion Price in effect on the date of and immediately prior to such issue, then and in such event, such Conversion Price shall be reduced, concurrently with such issue, to a price (calculated to the nearest cent) determined by multiplying such Conversion Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such issue plus the number of shares of Common Stock which the aggregate consideration received by the Corporation for the total number of Additional Shares of Common Stock so issued would purchase at such Conversion Price; and the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such issue plus the number of such Additional Shares of Common Stock so issued; provided that, for the purposes of this Section 2(c)(iv), the number of shares of Common Stock outstanding immediately prior to such issue shall be calculated on a fully diluted basis, as if all shares of Preferred Stock and all Convertible Securities had been fully converted into shares of Common Stock immediately prior to such issuance and any outstanding Options had been fully exercised immediately prior to such issuance (and the resulting securities fully converted into shares of Common Stock, if so convertible) as of such date, but such calculation shall not include any Additional Shares of Common Stock issuable with respect to shares of Preferred Stock, Convertible Securities, or outstanding Options, solely as a result of the adjustment of the Conversion Price (or Conversion Ratio) resulting from the issuance of Additional Shares of Common Stock causing such adjustment.

                      (v) Determination of Consideration. For purposes of this
Section 2(c), the consideration received by the Corporation for the issue of any Additional Shares of Common Stock shall be computed as follows:

                             (1) Cash and Property. Such consideration shall:

                                    (A) insofar as it consists of cash, be
computed at the aggregate amount of cash received by the Corporation excluding amounts paid or payable for accrued interest or accrued dividends;

                                    (B) insofar as it consists of property other
than cash, be computed at the fair value thereof at the time of such issue, as determined in good faith by the Board of Directors; and



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                                    (C) in the event Additional Shares of Common
Stock are issued together with other shares or securities or other assets of the Corporation for consideration which covers both, by the proportion of such consideration so received, computed as provided in clauses (A) and (B) above, as determined in good faith by the Board of Directors.

                             (2) Options and Convertible Securities. The
consideration per share received by the Corporation for Additional Shares of Common Stock deemed to have been issued pursuant to Section 2(c)(iii)(1), relating to Options and Convertible Securities, shall be determined by dividing:

                                    (A) the total amount, if any, received or
receivable by the Corporation as consideration for the issue of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provisions contained therein for a subsequent adjustment of such consideration) payable to the Corporation upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities, by

                                    (B) the maximum number of shares of Common
Stock (as set forth in the instruments relating thereto, without regard to any provisions contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

                      (vi) Adjustments for Dividends, Distributions, Subdivisions, Combinations or Consolidation of Common Stock.

                             (1) Stock Dividends, Distributions or Subdivisions.
In the event the Corporation shall issue Additional Shares of Common Stock pursuant to a stock dividend, stock distribution or subdivision, the Conversion Price in effect immediately prior to such stock dividend, stock distribution or subdivision shall, concurrently with such stock dividend, stock distribution or subdivision, be proportionately decreased.

                             (2) Combinations or Consolidations. In the event
the outstanding shares of Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, the Conversion Price in effect immediately prior to such combination or consolidation shall, concurrently with the effectiveness of such combination or consolidation, be proportionately increased.

                      (vii) Adjustment for Reorganizations.If at any time or from time to time there shall be a capital reorganization of the Common Stock (other than a subdivision, combination, reclassification or exchange of shares provided for elsewhere in this Section 2) or a merger or consolidation of the Corporation with or into another company or the sale of all or substantially all of the Corporation's properties and assets to any other person, then, as a part of and as a condition to the effectiveness of such reorganization, merger, consolidation or sale, lawful and adequate provision shall be made so that if the Corporation is not the surviving



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company the Series A Preferred shall be converted into preferred stock of the surviving company having equivalent preferences, rights and privileges except that in lieu of being able to convert into shares of Common Stock of the Corporation or the successor company the holders of the Series A Preferred (including any such preferred stock issued upon conversion of the preferred) shall thereafter be entitled to receive upon conversion of the Series A Preferred (including any such preferred stock issued upon conversion of the Series A Preferred) the number of shares of stock or other securities or property of the Corporation or of the successor company resulting from such merger or consolidation or sale to which a holder of the number of shares of Common Stock deliverable upon conversion of the Series A Preferred immediately prior to the capital reorganization, merger, consolidation or sale would have been entitled on such capital reorganization, merger, consolidation, or sale. In any such case, appropriate provisions shall be made with respect to the rights of the holders of the Series A Preferred (including any such preferred stock issued upon conversion of the Series A Preferred) after the reorganization, merger, consolidation or sale to the end that the provisions of this Section 2 (including without limitation provisions for adjustment of the Conversion Price and the number of shares purchasable upon conversion of the Series A Preferred or such preferred stock) shall thereafter be applicable, as nearly as may be, with respect to any shares of stock, securities or assets to be deliverable thereafter upon the conversion of the Series A Preferred or such preferred stock.

               (e) No Impairment. The Corporation will not, by amendment of its Certificate of Incorporation, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation but will at all times in good faith assist in the carrying out of all the provisions of this Section 2 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of the Series A Preferred against impairment.

               (f) Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment of the Conversion Price pursuant to this Section 2, the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder of Series A Preferred a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any holder of Series A Preferred, furnish or cause to be furnished to such holder a like certificate setting forth (i) all such adjustments and readjustments, (ii) the Conversion Price at the time in effect, and (iii) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of Series A Preferred.

               (g) Reservation of Stock Issuable upon Conversion. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock solely for the purpose of effecting the conversion of the shares of the Series A Preferred such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Series A Preferred; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Series A Preferred, in addition to such other remedies as shall be available to the holder of such Series A Preferred, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but



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unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes.

               (h) Notices of Record Date. In the event of any taking by the Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property or to receive any other right, the Corporation shall mail to each holder of Series A Preferred at least fifteen (15) days prior to such record date, a notice specifying the date on which any such record is to be taken for the purpose of such dividend or distribution or right, and the amount and character of such dividend, distribution or right.

               (i) Notices. Any notice required by the provisions of this
Section 2 to be given to the holder of shares of Series A Preferred shall be deemed given if deposited in the United States mail, postage prepaid, and addressed to each holder of record at his address appearing on the books of the Corporation.

        SECTION 3. No Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the holders of the Series A Preferred shall not be entitled to receive any liquidation preference, but shall participate, on an as-converted basis, ratably with the holders of the Common Stock then outstanding.



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        SECTION 4. Redemption.

               (a) The Series A Preferred shall be redeemable at the option of the Corporation as follows:

                      (i) At any time commencing one hundred eighty (180) days after the date that the first share of Series A Preferred is issued, each share of the Series A Preferred may be redeemed (subject to the legal availability of funds therefor) at any time, in whole or in part, at the option of the Corporation, at a redemption price of eleven dollars and 00/100 ($11.00) per share (the "Redemption Price"), payable in cash.

                      (ii) To effect the redemption, the Corporation shall send a written notice of redemption by first class mail to each holder of record of shares of Series A Preferred, not fewer than ten (10) days nor more than sixty
(60) days prior to the date fixed for redemption (the "Redemption Date") at its registered address (the "Redemption Notice"); provided, however, that no failure to give such notice nor any deficiency therein shall affect the validity of the procedure for the redemption of any shares of Series A Preferred to be redeemed except as to the holder or holders to whom the Corporation has failed to give said notice or except as to the holder or holders whose notice was defective. The Redemption Notice shall state (a) the number of shares of Series A Preferred to be redeemed from such holder; (b) the Redemption Date; (c) the Redemption Price; and (d) that the holder is to surrender to the Corporation, in the manner, at the place or places and at the price designated, the certificate or certificates representing the shares of Series A Preferred to be redeemed.

               (b) On or after the Redemption Date, each holder of the Series A Preferred shall surrender such holder's certificates representing such shares to the Corporation in the manner and at the place designated in the Redemption Notice, and thereupon the Redemption Price of such shares shall be payable to the order of the person whose name appears on such certificate of certificates as the owner thereof and each surrendered certificate shall be canceled. In the event less than all the shares represented by such certificates are redeemed, a new certificate shall be issued representing the unredeemed shares. From and after the Redemption Date, unless there shall have been a default in payment of the Redemption Price or the Corporation is unable to pay the Redemption Price due to not having sufficient legally available funds, all rights of the holders of the Series A Preferred as holders of Series A Preferred (except the right to receive the Redemption Price without interest upon surrender of their certificates), shall cease and terminate with respect to such shares, provided that in the event that any shares of the Series A Preferred are not redeemed due to a default in payment by the Corporation or because the Corporation does not have sufficient legally available funds, such shares of Series A Preferred shall remain outstanding and shall be entitled to all of the rights and preferences provided herein.

        SECTION 5. Voting Rights. The holders of each share of the Series A Preferred, except as otherwise required under Delaware law, shall not be entitled to vote on any matter required or permitted to be voted upon by the stockholders of the Corporation.



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        SECTION 6. No Reissuance of Series A Preferred. No share or shares of
Series A Preferred acquired by the Corporation by reason of redemption, purchase, conversion or otherwise shall be reissued, and all such shares shall be canceled, retired and eliminated from the shares which the Corporation shall be authorized to issue.

        SECTION 7. No Protective Covenant. The consent or approval of the holders of the Series A Preferred shall not be necessary in connection with the Corporation's creating, effecting or validating any new class or series of shares having rights, preferences or privileges senior to or on parity with the Series A Preferred including, without limitation, dividends and liquidation preferences senior to the Series A Preferred.

C. The authorized number of shares of Preferred Stock of the Corporation is Twenty Million (20,000,000). There are no issued and outstanding shares of Preferred Stock. The number of shares constituting the Series A Preferred, none of which has been issued, is One Million Two Hundred Fifty Thousand (1,250,000).

This certificate has been duly adopted in accordance with the provisions of
Section 151 of the Delaware General Corporation Law.

IN WITNESS WHEREOF, the undersigned has executed this certificate on November 26, 2001, on behalf of the Corporation, and certifies under penalty of perjury that this is the act and deed of the Corporation, and that the acts stated herein are true.


                                   /s/ Michael V. Shustek
                                   ---------------------------------------------
                                   Michael V. Shustek, Chief Executive Officer



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